GMAC RFC (GRAPHIC OMITTED)

MLNUSA (GRAPHIC OMITTED)

New Issue Computational Materials

Part II of II

$492,597,000 (Approximate)

RASC Series 2005-EMX4 Trust

Issuer

Mortgage Lenders Network USA, Inc. Originator

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-EMX4

October 27, 2005

GMAC RFC SECURITIES (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

Aggregate Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$532,202,764.77	$9,963.87	$750,000.00
Number of Mortgage Loans	3,412

Average Current Principal Balance	$155,979.71
Weighted Average Original Loan-to-Value	84.13%	13.00%	100.00%
Weighted Average Mortgage Rate	7.25%	4.93%	13.28%
Weighted Average Net Mortgage Rate	6.70%	4.38%	12.73%
Weighted Average Note Margin	4.49%	1.95%	7.90%
Weighted Average Maximum Mortgage Rate	12.91%	10.93%	21.85%
Weighted Average Minimum Mortgage Rate	6.90%	4.93%	9.95%
Weighted Average Term to Next Rate Adjustment Date (months)	24	15	36
Weighted Average Remaining Term to Stated Maturity (months)	340	116	360
Weighted Average Credit Score	633	500	806

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	81.90%
	Fixed	18.10%

Lien	First	89.82%
	Second	10.18%

Property Type	Single-family detached	64.10%
	Townhouse	1.77%
	Condo-Low-Rise(Less than 5 stories)	5.37%
	Planned Unit Developments (detached)	18.94%
	Planned Unit Developments (attached)	3.21%
	Two-to-four family units	6.61%

Occupancy Status	Primary Residence	94.39%
	Second/Vacation	3.10%
	Non Owner Occupied	2.51%

Documentation Type	Full Documentation	70.74%
	Reduced Documentation	29.26%

Loans with Prepayment penalties		62.68%

Interest Only Percentage		32.40%

Loans serviced by Mortgage Loan Network		100.00%

Lien Position of the Aggregate Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	2,330	$ 478,049,640	89.82%	$ 205,172	631	82.74%
Second Lien	1,082	54,153,125	10.18	50,049	652	96.41
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Product Type of the Aggregate Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2YR Hybrid	1,187	$ 229,041,197	43.04%	$ 192,958	620	83.96%
2YR Hybrid IO	642	159,779,510	30.02	248,878	649	81.14
3YR Hybrid	176	34,402,858	6.46	195,471	614	83.51
3YR Hybrid IO	52	12,644,563	2.38	243,165	649	80.55
Fixed Rate Mortgage	469	50,724,239	9.53	108,154	636	83.53
Fixed Rate Mortgage 15YR Balloon	886	45,610,397	8.57	51,479	651	97.58
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Credit Score Distribution of the Aggregate Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
500 - 519	98	$ 15,294,695	2.87%	$ 156,068	79.21%
520 - 539	130	22,196,821	4.17	170,745	82.50
540 - 559	117	22,257,011	4.18	190,231	81.78
560 - 579	98	16,574,406	3.11	169,127	79.96
580 - 599	284	39,986,537	7.51	140,798	81.17
600 - 619	369	59,854,047	11.25	162,206	83.27
620 - 639	769	116,662,179	21.92	151,706	84.48
640 - 659	506	83,437,846	15.68	164,897	85.25
660 - 679	426	67,562,967	12.69	158,599	85.54
680 - 699	252	37,596,069	7.06	149,191	85.58
700 - 719	136	21,653,250	4.07	159,215	85.82
720 - 739	102	14,258,526	2.68	139,789	86.14
740 - 759	65	7,081,362	1.33	108,944	88.08
760 or Greater	60	7,787,050	1.46	129,784	87.54
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	84.13%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 633.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Original Mortgage Loan Principal Balances of the Aggregate Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	1,359	$ 73,328,572	13.78%	$ 53,958	639	90.91%
100,001 to 200,000	1,061	157,695,789	29.63	148,629	629	82.68
200,001 to 300,000	603	146,278,454	27.49	242,585	633	83.14
300,001 to 400,000	240	82,364,342	15.48	343,185	636	83.26
400,001 to 500,000	107	47,681,009	8.96	445,617	636	84.02
500,001 to 600,000	28	15,216,208	2.86	543,436	637	83.57
600,001 to 700,000	8	5,218,364	0.98	652,296	599	84.26
700,001 to 800,000	6	4,420,026	0.83	736,671	641	75.46
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $155,980
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Net Mortgage Rates of the Aggregate Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.000 - 4.499	4	$ 885,485	0.17%	$ 221,371	624	77.40%
4.500 - 4.999	33	7,708,129	1.45	233,580	647	79.39
5.000 - 5.499	195	47,041,014	8.84	241,236	658	80.61
5.500 - 5.999	427	98,892,424	18.58	231,598	646	80.84
6.000 - 6.499	637	139,826,596	26.27	219,508	638	81.58
6.500 - 6.999	397	76,016,677	14.28	191,478	623	83.62
7.000 - 7.499	437	65,286,895	12.27	149,398	608	86.20
7.500 - 7.999	186	26,146,702	4.91	140,574	596	87.41
8.000 - 8.499	146	17,839,806	3.35	122,190	613	90.16
8.500 - 8.999	170	11,674,425	2.19	68,673	657	93.29
9.000 - 9.499	294	16,281,675	3.06	55,380	653	96.72
9.500 - 9.999	228	11,765,628	2.21	51,604	638	98.37
10.000 - 10.499	163	8,286,306	1.56	50,836	625	95.80
10.500 - 10.999	49	2,406,765	0.45	49,118	612	90.22
11.000 - 11.499	32	1,460,588	0.27	45,643	596	90.52
11.500 - 11.999	11	570,254	0.11	51,841	575	89.39
12.000 - 12.499	2	81,994	0.02	40,997	529	77.60
12.500 - 12.999	1	31,400	0.01	31,400	556	77.00
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 6.6967% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Mortgage Rates of the Loans of the Aggregate Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	2	$ 325,985	0.06%	$ 162,993	553	75.00%
5.000 - 5.499	26	5,970,192	1.12	229,623	645	80.08
5.500 - 5.999	178	43,551,520	8.18	244,671	659	80.58
6.000 - 6.499	371	86,676,614	16.29	233,630	647	80.57
6.500 - 6.999	666	147,317,929	27.68	221,198	639	81.46
7.000 - 7.499	392	75,918,827	14.27	193,670	624	83.58
7.500 - 7.999	467	71,892,028	13.51	153,944	612	85.89
8.000 - 8.499	199	27,820,705	5.23	139,803	598	87.19
8.500 - 8.999	145	19,162,188	3.60	132,153	606	89.53
9.000 - 9.499	165	11,565,359	2.17	70,093	652	93.05
9.500 - 9.999	291	16,302,298	3.06	56,022	656	96.47
10.000 - 10.499	237	12,042,961	2.26	50,814	639	98.48
10.500 - 10.999	171	8,492,207	1.60	49,662	626	95.76
11.000 - 11.499	50	2,757,045	0.52	55,141	617	91.52
11.500 - 11.999	37	1,670,008	0.31	45,135	602	91.92
12.000 - 12.499	12	623,504	0.12	51,959	574	89.44
12.500 - 12.999	2	81,994	0.02	40,997	529	77.60
13.000 - 13.499	1	31,400	0.01	31,400	556	77.00
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 7.2467% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Original Loan-to-Value of the Aggregate Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	65	$ 8,535,109	1.60%	$ 131,309	586
50.01 - 55.00	22	2,613,253	0.49	118,784	619
55.01 - 60.00	43	5,810,654	1.09	135,131	597
60.01 - 65.00	48	7,712,778	1.45	160,683	600
65.01 - 70.00	71	12,488,344	2.35	175,892	599
70.01 - 75.00	95	17,993,011	3.38	189,400	605
75.01 - 80.00	1,135	231,269,942	43.46	203,762	645
80.01 - 85.00	199	38,151,901	7.17	191,718	603
85.01 - 90.00	522	103,725,784	19.49	198,708	614
90.01 - 95.00	165	25,206,377	4.74	152,766	658
95.01 - 100.00	1,047	78,695,612	14.79	75,163	654
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 84.13%
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Geographical Distributions of Mortgaged Properties of the Aggregate Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	139	$ 32,425,141	6.09%	$ 233,274	639	81.53%
Florida	522	80,147,352	15.06	153,539	640	84.10
New York	123	21,536,166	4.05	175,091	631	81.31
Texas	15	1,698,229	0.32	113,215	613	90.18
New Jersey	201	42,792,375	8.04	212,897	631	83.02
Georgia	180	21,453,251	4.03	119,185	621	85.37
Virginia	215	39,479,945	7.42	183,628	634	84.32
Alabama	73	6,861,649	1.29	93,995	616	86.72
Arkansas	21	1,949,053	0.37	92,812	627	85.54
Arizona	179	30,235,925	5.68	168,916	634	83.61
Colorado	82	11,722,299	2.20	142,955	645	84.31
Connecticut	196	27,059,837	5.08	138,060	648	85.70
District of Columbia	4	999,686	0.19	249,922	602	68.46
Delaware	13	2,167,271	0.41	166,713	621	86.25
Idaho	1	190,000	0.04	190,000	641	100.00
Illinois	85	13,288,463	2.50	156,335	615	85.09
Indiana	25	2,111,926	0.40	84,477	616	86.56
Kentucky	21	2,254,443	0.42	107,354	612	85.45
Louisiana	9	748,148	0.14	83,128	649	84.95
Massachusetts	213	40,577,381	7.62	190,504	637	83.01
Maryland	191	38,723,892	7.28	202,743	628	81.86
Maine	40	2,807,680	0.53	70,192	636	85.35
Michigan	82	10,748,793	2.02	131,083	631	87.93
Minnesota	29	3,725,973	0.70	128,482	649	85.19
Missouri	16	2,049,543	0.39	128,096	611	90.84
Mississippi	7	616,906	0.12	88,129	587	87.87
North Carolina	129	16,254,118	3.05	126,001	632	87.61
North Dakota	1	127,411	0.02	127,411	514	70.00
Nebraska	2	235,815	0.04	117,907	639	84.20
New Hampshire	65	10,508,084	1.97	161,663	640	86.28
New Mexico	12	1,596,707	0.30	133,059	624	85.88
Nevada	49	9,673,502	1.82	197,418	651	85.19
Ohio	81	7,220,887	1.36	89,147	627	86.26
Oklahoma	45	4,486,900	0.84	99,709	632	86.78
Oregon	7	1,158,924	0.22	165,561	594	88.94
Pennsylvania	52	7,880,600	1.48	151,550	595	84.77
Rhode Island	56	8,712,242	1.64	155,576	642	82.72
South Carolina	43	4,742,202	0.89	110,284	616	87.38
Tennessee	87	9,249,047	1.74	106,311	625	86.97
Utah	7	719,014	0.14	102,716	640	85.74
Vermont	13	1,593,122	0.30	122,548	632	81.76
Washington	25	3,689,046	0.69	147,562	644	86.22
Wisconsin	23	2,318,030	0.44	100,784	608	83.32
Iowa	13	1,181,327	0.22	90,871	570	87.99
Kansas	8	1,061,415	0.20	132,677	615	83.16
South Dakota	2	94,806	0.02	47,403	594	84.00
West Virginia	10	1,328,238	0.25	132,824	650	78.96
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
Mortgage Loan Purpose of the Aggregate Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,175	$ 222,972,171	41.90%	$ 189,764	652	83.83%
Rate/Term Refinance	25	4,429,285	0.83	177,171	642	91.36
Equity Refinance	2,212	304,801,309	57.27	137,794	620	84.25
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Mortgage Loan Documentation Types of the Aggregate Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	2,372	$ 376,460,904	70.74%	$ 158,710	622	84.19%
Reduced Documentation	1,040	155,741,861	29.26	149,752	661	83.99
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Occupancy Type of the Aggregate Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	3,231	$ 502,352,947	94.39%	$ 155,479	631	84.11%
Second/Vacation	102	16,515,032	3.10	161,912	680	86.02
Non-Owner Occupied	79	13,334,786	2.51	168,795	658	82.55
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Mortgaged Property Types of the Aggregate Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	2,337	$ 341,166,352	64.10%	$ 145,985	629	84.23%
Townhouse	57	9,445,971	1.77	165,719	620	82.04
Condo-Low-Rise(Less than 5 stories)	203	28,553,334	5.37	140,657	659	84.87
Planned Unit Developments (detached)	534	100,792,312	18.94	188,750	636	83.86
Planned Unit Developments (attached)	107	17,086,843	3.21	159,690	635	83.85
Two-to-four family units	174	35,157,953	6.61	202,057	645	84.09
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Credit Grades of the Aggregate Loans
Aggregate Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	2,257	$ 348,445,145	65.47%	$ 154,384	661	85.27%
AX	816	135,126,839	25.39	165,597	579	82.54
AM	312	45,124,346	8.48	144,629	584	81.35
B	26	3,496,442	0.66	134,479	560	68.38
C	1	9,993	0.00	9,993	625	77.00
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Prepayment Penalty Terms of the Aggregate Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
0 Month	1,330	$ 198,614,355	37.32%	$ 149,334	634	83.91%
6 Month	1	99,101	0.02	99,101	565	85.00
12 Month	323	59,041,374	11.09	182,791	639	83.98
24 Month	1,320	224,203,921	42.13	169,851	632	84.22
36 Month	438	50,244,013	9.44	114,712	628	84.78
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Interest Only Terms of the Aggregate Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
0 Month	2,718	$ 359,778,692	67.60%	$ 132,369	626	85.59%
24 Month	10	2,117,100	0.40	211,710	645	81.68
36 Month	1	229,500	0.04	229,500	718	90.00
60 Month	683	170,077,473	31.96	249,015	649	81.08
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .

Note Margins of the Aggregate Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,355	$ 96,334,636	18.10%	$ 71,096	643	90.18%
1.500 - 1.999	1	119,685	0.02	119,685	658	85.00
2.000 - 2.499	4	885,485	0.17	221,371	624	77.40
2.500 - 2.999	34	8,022,067	1.51	235,943	642	79.19
3.000 - 3.499	171	40,977,180	7.70	239,633	654	81.13
3.500 - 3.999	313	72,891,413	13.70	232,880	647	80.57
4.000 - 4.499	522	116,604,862	21.91	223,381	641	81.48
4.500 - 4.999	372	78,758,590	14.80	211,717	625	82.46
5.000 - 5.499	325	60,499,592	11.37	186,153	609	85.52
5.500 - 5.999	170	30,356,148	5.70	178,566	601	86.79
6.000 - 6.499	93	17,568,910	3.30	188,913	604	88.46
6.500 - 6.999	38	6,459,639	1.21	169,991	591	89.62
7.000 - 7.499	11	1,841,679	0.35	167,425	636	84.83
7.500 - 7.999	3	882,880	0.17	294,293	630	94.00
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 4.4877% per annum.

Maximum Mortgage Rates of the Aggregate Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,355	$ 96,334,636	18.10%	$ 71,096	643	90.18%
10.000 - 10.999	2	325,985	0.06	162,993	553	75.00
11.000 - 11.999	199	48,079,416	9.03	241,605	656	80.47
12.000 - 12.999	965	220,243,290	41.38	228,231	642	81.07
13.000 - 13.999	656	125,834,177	23.64	191,820	613	84.88
14.000 - 14.999	205	36,352,509	6.83	177,329	592	88.28
15.000 - 15.999	29	4,772,752	0.90	164,578	613	89.66
21.000 - 21.999	1	260,000	0.05	260,000	659	80.00
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 12.9087% per annum.

Minimum Mortgage Rates of the Aggregate Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,355	$ 96,334,636	18.10%	$ 71,096	643	90.18%
4.000 - 4.999	2	325,985	0.06	162,993	553	75.00
5.000 - 5.999	199	48,079,416	9.03	241,605	656	80.47
6.000 - 6.999	967	220,727,088	41.47	228,260	642	81.07
7.000 - 7.999	655	125,610,379	23.60	191,772	613	84.89
8.000 - 8.999	205	36,352,509	6.83	177,329	592	88.28
9.000 - 9.999	29	4,772,752	0.90	164,578	613	89.66
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 6.9029% per annum

Next Interest Rate Adjustment Date of the Aggregate Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	1,355	$ 96,334,636	18.10%	$ 71,096	643	90.18%
January 2007	1	124,009	0.02	124,009	612	38.00
May 2007	1	307,298	0.06	307,298	676	95.00
June 2007	17	3,189,864	0.60	187,639	620	79.43
July 2007	29	5,156,693	0.97	177,817	630	81.82
August 2007	552	119,768,363	22.50	216,972	632	83.39
September 2007	900	190,827,483	35.86	212,031	631	82.55
October 2007	329	69,446,996	13.05	211,085	635	82.75
June 2008	1	135,365	0.03	135,365	639	95.00
July 2008	4	951,256	0.18	237,814	606	83.71
August 2008	69	14,126,074	2.65	204,726	613	82.21
September 2008	105	21,885,681	4.11	208,435	621	82.62
October 2008	49	9,949,045	1.87	203,042	645	83.39
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio .
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 24

Back End Debt to Income Ratio
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	201	$ 34,563,341	6.49%	$ 171,957	641	83.39%
20.01 - 25.00	142	21,383,656	4.02	150,589	634	83.41
25.01 - 30.00	262	38,914,457	7.31	148,528	628	83.05
30.01 - 35.00	372	56,819,405	10.68	152,740	630	83.75
35.01 - 40.00	496	71,021,244	13.34	143,188	637	84.13
40.01 - 45.00	694	103,519,934	19.45	149,164	636	83.93
45.01 - 50.00	935	147,853,565	27.78	158,132	635	84.66
50.01 - 55.00	309	57,984,249	10.90	187,651	619	84.90
55.01 - 60.00	1	142,914	0.03	142,914	742	100.00
Total:	3,412	$ 532,202,765	100.00%	$ 155,980	633	84.13%

As of the cut-off date, the weighted average debt-to-income ratio of the mortgage loans was 40.07